                                                                    EXHIBIT 99.1

                              LETTER OF TRANSMITTAL

                             TO TENDER FOR EXCHANGE
                         9 7/8% SERIES A CAPITAL SECURITIES
                  (LIQUIDATION AMOUNT $1,000 PER CAPITAL SECURITY)

                                       OF

                             INTERPOOL CAPITAL TRUST

                PURSUANT TO THE PROSPECTUS DATED _________, 1997


================================================================================
THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON _________, 1997 (THE "EXPIRATION DATE"), UNLESS THE EXCHANGE OFFER IS EXTENDED, IN WHICH CASE THE TERM "EXPIRATION DATE" SHALL MEAN THE LATEST DATE AND TIME TO WHICH THE EXCHANGE OFFER IS EXTENDED. TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
================================================================================

                             The Exchange Agent is:
                       IBJ Schroder Bank & Trust Company

By Registered or Certified Mail:               By Hand or Overnight Delivery:
IBJ Schroder Bank & Trust Company              IBJ Schroder Bank & Trust Company
P.O. Box 84                                    One State Street
Bowling Green Station                          New York, New York 10004
New York, New York 10274-0084                  Attn: Securities Transfer Window
Attn: Reorganization Operations Dept.          Subcellar One

                                    By Facsimile:

                          (For Eligible Institutions Only)
                          IBJ Schroder Bank & Trust Company
                        Attn: Reorganization Operations Dept.
                                   (212) 858-2611
                                Confirm by telephone:
                                   (212) 858-2103



DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

          The undersigned acknowledges receipt of the Prospectus dated ____, 1997 (the "Prospectus"), of Interpool Capital Trust, a Delaware business trust (the "Trust"), and Interpool, Inc., a Delaware corporation (the "Company"), and this Letter of Transmittal (the "Letter of Transmittal"), which together with the Prospectus constitutes the Trust's offer (the "Exchange Offer") to exchange $1,000 liquidation amount of its 9 7/8% Series B Capital Securities (the "Exchange Capital Securities") for each $1,000 liquidation amount of its 9 7/8% Capital Securities (the "Private Capital Securities"). In addition, pursuant to the Exchange Offer, the Company is also offering to exchange (i) its guarantee of payments of cash distributions and payments on liquidation of the Trust or redemption of the Private Capital Securities (the "Private Guarantee") for a like guarantee in respect of the Exchange Capital Securities (the "Exchange Guarantee") and (ii) all of its 9 7/8% Series B Junior Subordinated Deferrable Interest Debentures (the "Exchange Junior Subordinated Debentures") for a like principal amount of its 9 7/8% Series A Junior Subordinated Deferrable Interest Debentures (the "Private Junior Subordinated Debentures"). The Private Capital Securities, the Private Guarantee and the Private Junior Subordinated Debentures are collectively referred to herein as the "Private Securities" and the Exchange Capital Securities, the Exchange Guarantee and the Exchange Junior Subordinated Debentures are collectively referred to herein as the "Exchange Securities." Recipients of the Prospectus should read the requirements described in such Prospectus with respect to eligibility to participate in the Exchange Offer. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

                  The undersigned hereby tenders the Private Capital Securities described in the box entitled "Description of Private Capital Securities" below pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal. The undersigned is the registered owner of all the Private Capital Securities and the undersigned represents that it has received from each beneficial owner of Private Capital Securities ("Beneficial Owners") a duly completed and executed form of "Instruction to Registered Holder from Beneficial Owner" accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

                  This Letter of Transmittal is to be used only by a holder of Private Capital Securities (i) if certificates representing Private Capital Securities are to be forwarded herewith or (ii) if delivery of Private Capital Securities is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company (the "Depository"), pursuant to the procedures set forth in the section of the Prospectus entitled "The Exchange Offer -- Procedures for Tendering." If delivery of the Private Capital Securities is to be made by book-entry transfer to the account maintained by the Exchange Agent at the Depository, this Letter of Transmittal need not be manually executed; provided, however, that tenders of the Private Capital Securities must be effected in accordance with the procedures mandated by the Depository's Automated Tender Offer Program and the procedures set forth in the Prospectus under the caption "The Exchange Offer -- Book-Entry Transfer."

                  Any beneficial owner whose Private Capital Securities are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender should contact such registered holder of Private Capital Securities promptly and instruct such registered holder of Private Capital Securities to tender on behalf of the beneficial owner. If such beneficial owner wishes to tender on its own behalf, such beneficial owner must, prior to completing and executing this Letter of Transmittal and delivering its Private Capital Securities, either make appropriate arrangements to register ownership of the Private Capital Securities in such beneficial owner's name or obtain a properly completed bond power from the registered holder of Private Capital Securities. The transfer of record ownership may take considerable time.

                  In order to properly complete this Letter of Transmittal, a holder of Private Capital Securities must (i) complete the box entitled "Description of Private Capital Securities," (ii) if appropriate, check and complete the boxes relating to book-entry transfer, guaranteed delivery, Special Issuance Instructions and Special Delivery Instructions, (iii) sign the Letter of Transmittal by completing the box entitled "Sign Here" and (iv) complete the Substitute Form W-9. Each holder of Private Capital Securities should carefully read the detailed instructions below prior to completing the Letter of Transmittal.

                  Holders of Private Capital Securities who desire to tender their Private Capital Securities for exchange and (i) whose Private Capital Securities are not immediately available, (ii) who cannot deliver their Private Capital Securities and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date or (iii) who are unable to complete the procedure for book-entry transfer on a timely basis, must tender the Private Capital Securities pursuant to the guaranteed delivery procedures set forth in the section of the Prospectus entitled "The Exchange Offer -- Guaranteed Delivery Procedures." See Instruction 2 of the Instructions beginning on page 9 hereof.

                  Holders of Private Capital Securities who wish to tender their Private Capital Securities for exchange must, at a minimum, complete columns
(1), (2), if applicable (see footnote 1 below), and (3) in the box below entitled "Description of Private Capital Securities" and sign the box on page 8 under the words "Sign Here." If only those columns are completed, such holder of Private Capital Securities will have tendered for exchange all Private Capital Securities listed in column (3) below. If the holder of Private Capital Securities wishes to tender for exchange less than all of such Private Capital Securities, column (4) must be completed in full. In such case, such holder of Private Capital Securities should refer to Instruction 5 on page 10.

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                          DESCRIPTION OF PRIVATE CAPITAL SECURITIES
==============================================================================================
                 (1)                             (2)               (3)              (4)
                                                                               Principal
                                                                               Amount
                                                                               Tendered
                                                                               For
                                                                               Exchange
                                                                               (only if
 Name(s) and Address(es) of Registered                                         different
     Holder(s) of Private Capital                                              amount
    Security(s), exactly as name(s)           Private                          from
 appear(s) on Private Capital Security        Capital                          column
            Certificate(s)                   Security                          (3)) (must
      (Please fill in, if blank)            Number(s)(1)                       be in
                                              (Attach          Aggregate       integral
                                            signed List        Principal       multiples
                                                if              Amount         of $1,000)(2)
                                            necessary)
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

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


|_|      CHECK HERE IF TENDERED PRIVATE CAPITAL SECURITIES ARE ENCLOSED
         HEREWITH.

|_| CHECK HERE IF TENDERED PRIVATE CAPITAL SECURITIES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE DEPOSITORY AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS (AS HEREINAFTER DEFINED) ONLY):

         Name of Tendering Institution:
                                        ----------------------------------------
         Account Number:
                                        ----------------------------------------
         Transaction Code Number:
                                        ----------------------------------------


----------
(1) Column (2) need not be completed by holders of Private Capital Securities tendering Private Capital Securities for exchange by book-entry transfer. Please check the appropriate box on the next page and provide the requested information.

(2) Column (4) need not be completed by holders of Private Capital Securities who wish to tender for exchange the principal amount of Private Capital Securities listed in Column (3). Completion of column
         (4) will indicate that the holder of Private Capital Securities wishes to tender for exchange only the principal amount of Private Capital Securities indicated in column (4).

[ ] CHECK HERE IF TENDERED PRIVATE CAPITAL SECURITIES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY ENCLOSED HEREWITH AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

         Name of Registered Holder of Private Capital Security(s):
                                                                    ______________________________________
         Date of Execution of Notice of Guaranteed Delivery:
                                                                    ______________________________________
         Window Ticket Number (if available):
                                                                    ______________________________________
         Name of Institution with Guaranteed Delivery:
                                                                    ______________________________________
         Account Number (if delivered by book-entry transfer):
                                                                    ______________________________________

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

         Name:
                  --------------------------------------------------------------
         Address:
                  --------------------------------------------------------------

                  --------------------------------------------------------------

==================================================             ================================================
           SPECIAL ISSUANCE INSTRUCTIONS                                   SPECIAL DELIVERY INSTRUCTIONS
          (See Instructions 1, 6, 7 and 8)                                (See Instructions 1, 6, 7 and 8)

   To be completed ONLY (i) if the Exchange                       To be completed ONLY (i) if the Exchange
Capital Securities issued in exchange for Private              Capital Securities issued in exchange for
Capital Securities, certificates for Private                   Private Capital Securities, certificates for
Capital Securities in a principal amount not                   Private Capital Securities in a principal amount
exchanged for Exchange Capital Securities or                   not exchanged for Exchange Capital Securities or
Private Capital Securities (if any) not tendered               Private Capital Securities (if any) not tendered
for exchange, are to be issued in the name of                  for exchange, are to be mailed or delivered to
someone other than the undersigned or (ii) if                  someone other than the undersigned, or (ii) to
Private Capital Securities tendered by book-entry              the undersigned at an address other than the
transfer which are not exchanged are to be                     address shown below the undersigned's signature.
returned by credit to an account maintained at the
Depository.

Issue to:                                                      Mail or deliver to:

Name                                                           Name
     ---------------------------------------------                  -------------------------------------------
                  (Please Print)                                                (Please Print)

Address                                                        Address
        ------------------------------------------                     ----------------------------------------

--------------------------------------------------             ------------------------------------------------

--------------------------------------------------             ------------------------------------------------
                (Include Zip Code)                                            (Include Zip Code)

--------------------------------------------------             ------------------------------------------------
   (Tax Identification or Social Security No.)                   (Tax Identification or Social Security No.)


   Credit Private Capital Securities not exchanged and delivered by book-entry transfer to the Depository account set forth below:


--------------------------------------------------
                 (Account Number)
==================================================             ================================================


                  If delivery of Private Capital Securities is to be made by book-entry transfer to the account maintained by the Exchange Agent at the Depositary, then tenders of Private Capital Securities must be effected in accordance with the procedures mandated by the Depository's Automated Tender Offer Program and the procedures set forth in the Prospectus under the caption "The Exchange Offer -- Book-Entry Transfer."

                        SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

LADIES AND GENTLEMEN:

                  Pursuant to the offer by Interpool Capital Trust, a Delaware business trust (the "Trust"), upon the terms and subject to the conditions set
forth in the Prospectus dated         , 1997 (the "Prospectus") and this Letter
of Transmittal (the "Letter of Transmittal"), which together with the Prospectus constitutes the Trust's offer (the "Exchange Offer") to exchange $1,000 liquidation amount of its 9 7/8% Series B Capital Securities (the "Exchange Capital Securities") for each $1,000 liquidation amount of its outstanding 9 7/8% Series A Capital Securities (the "Private Capital Securities"), together with the Company's offer to exchange (i) its guarantee of payments of cash distributions and payments on liquidation of the Trust or redemption of the Private Capital Securities (the "Private Guarantee") for a like guarantee in respect of the Exchange Capital Securities (the "Exchange Guarantee") and (ii) all of its 9 7/8% Series B Junior Subordinated Deferrable Interest Debentures (the "Exchange Junior Subordinated Debentures") for a like principal amount of its 9 7/8% series A Junior Subordinated Deferrable Interest Debentures (the "Private Junior Subordinated Debentures") (such offers being referred to collectively as the "Exchange Offers"), the undersigned hereby tenders to the Trust for exchange the Private Capital Securities.

                  By executing this Letter of Transmittal and subject to and effective upon acceptance for exchange of the Private Capital Securities tendered for exchange herewith, the undersigned (A) acknowledges and agrees that, except as set forth in the Prospectus under the caption "The Exchange Offer--Termination of Certain Rights", all of the rights of such undersigned pursuant to that certain Registration Rights Agreement, dated as of January 27, 1997 among Interpool, Inc., the Trust and the Initial Purchasers (as defined in the Prospectus), will have been satisfied and extinguished in all respects and
(B) will have irrevocably sold, assigned, transferred and exchanged, to the Trust, all right, title and interest in, to and under all of the Private Capital Securities tendered for exchange hereby, and hereby appoints the Exchange Agent as the true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as agent of the Trust) of such holder of Private Capital Securities with respect to such Private Capital Securities, with full power of substitution to (i) deliver certificates representing such Private Capital Securities, or transfer ownership of such Private Capital Securities on the account books maintained by the Depositary (together, in any such case, with all accompanying evidences of transfer and authenticity), to the Trust, (ii) present and deliver such Private Capital Securities for transfer on the books of the Trust and (iii) receive all benefits and otherwise exercise all rights and incidents of beneficial ownership with respect to such Private Capital Securities, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

                  The undersigned hereby represents and warrants that (i) the undersigned is the owner; (ii) has a net long position within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended ("Rule 14e-4") equal to or greater than the liquidation amount of Private Capital Securities tendered hereby; (iii) the tender of such Private Capital Securities complies with Rule 14e-4 (to the extent that Rule 14e-4 is applicable to such exchange);
(iv) the undersigned has full power and authority to tender, exchange, assign and transfer the Private Capital Securities; and (v) that when such Private Capital Securities are accepted for exchange by the Trust, the Trust will acquire good and marketable title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon receipt, execute and deliver any additional documents deemed by the Exchange Agent or the Trust to be necessary or desirable to complete the exchange, assignment and transfer of the Private Capital Securities tendered for exchange hereby.

                  The undersigned hereby further represents to the Trust that
(i) the Exchange Capital Securities to be acquired by the undersigned in exchange for the Private Capital Securities tendered hereby and any beneficial owner(s) of such Private Capital Securities in connection with the Exchange Offer will be acquired by the undersigned and such beneficial owner(s) in the ordinary course of business of the undersigned, (ii) the undersigned (if not a broker-dealer referred to in the last sentence of this paragraph) are not engaging and do not intend to engage in the distribution of the Exchange Capital Securities, (iii) the undersigned have no arrangement or understanding with any person to participate in the distribution of the Exchange Capital Securities,
(iv) the undersigned and each beneficial owner acknowledge and agree that any person participating in the Exchange Offer for the purpose of distributing the Exchange Capital Securities must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the Exchange Capital Securities acquired by such person and cannot rely on the position of the staff of the Commission set forth in certain no-action letters, (v) the undersigned and each beneficial owner understand that a secondary resale transaction described in clause (iv) above should be covered by an effective registration statement containing the selling security holder information required by Item 507 of Regulation S-K of the Commission and (vi) neither the undersigned nor any beneficial owner is an "affiliate" of the Trust, as defined under Rule 405 under the Securities Act. If the undersigned is a broker-dealer that will receive Exchange Capital Securities for its own account in exchange for Private Capital Securities that were acquired as a result of market making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Capital Securities received in respect of such Private Capital Securities pursuant to the Exchange Offer; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

                  For purposes of the Exchange Offer, the Trust will be deemed to have accepted for exchange, and to have exchanged, validly tendered Private Capital Securities, if, as and when the Trust gives oral or written notice thereof to the Exchange Agent. Tenders of Private Capital Securities for exchange may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date. See "The Exchange Offer -- Withdrawal of Tenders" in the Prospectus. Any Private Capital Securities tendered by the undersigned and not accepted for exchange will be returned to the undersigned at the address set forth above unless otherwise indicated in the box above entitled "Special Delivery Instructions."


                  The undersigned acknowledges that the Trust's acceptance of Private Capital Securities validly tendered for exchange pursuant to any one of the procedures described in the section of the Prospectus entitled "The Exchange Offer" and in the instructions hereto will constitute a binding agreement between the undersigned and the Trust upon the terms and subject to the conditions of the Exchange Offer.


                  Unless otherwise indicated in the box entitled "Special Issuance Instructions," please return any Private Capital Securities not tendered for exchange in the name(s) of the undersigned. Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," please mail any certificates for Private Capital Securities not tendered or exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the Exchange Capital Securities issued in exchange for the Private Capital Securities accepted for exchange in the name(s) of, and return any Private Capital Securities not tendered for exchange or not exchanged to, the person(s) so indicated. The undersigned recognizes that the Trust has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Private Capital Securities from the name of the holder of Private Capital Security(s) thereof if the Trust does not accept for exchange any of the Private Capital Securities so tendered for exchange or if such transfer would not be in compliance with any transfer restrictions applicable to such Private Capital Security(s).


                  IN ORDER TO VALIDLY TENDER PRIVATE CAPITAL SECURITIES FOR EXCHANGE, HOLDERS OF PRIVATE CAPITAL SECURITIES MUST COMPLETE, EXECUTE, AND DELIVER THIS LETTER OR TRANSMITTAL.

                  Except as stated in the Prospectus, all authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undesigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as otherwise stated in the Prospectus, this tender for exchange of Private Capital Securities is irrevocable.

================================================================================
                                    SIGN HERE


--------------------------------------------------------------------------------
                           (Signature(s) of Owner(s))

Date:               , 1997
      --------------

     Must be signed by the registered holder(s) of Private Capital Securities exactly as name(s) appear(s) on certificate(s) representing the Private Capital Securities or on a security position listing or by person(s) authorized to become registered Private Capital Security holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information. (See Instruction 6).

Name(s):
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (Please Print)

Capacity (full title):
                       ---------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Address:
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)

Area Code and Telephone No. (__)
                                ------------------------------------------------
Tax Identification or Social Security Nos.:
                                           -------------------------------------
                       Please complete Substitute Form W-9

                            GUARANTEE OF SIGNATURE(S)
         (Signature(s) must be guaranteed if required by Instruction 1)

Authorized Signature:
                     -----------------------------------------------------------
Dated:
      --------------------------------------------------------------------------
Name and Title:
               -----------------------------------------------------------------
                                 (Please Print)

Name of Firm:
             -------------------------------------------------------------------

================================================================================

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

         1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by an institution which is an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, which is a member of one of the following recognized Signature Guarantee Programs (an "Eligible Institution"):

         a.  The Securities Transfer Agents Medallion Program (STAMP)
         b.  The New York Stock Exchange Medallion Signature Program (MSP)
         c.  The Stock Exchange Medallion Program (SEMP)

Signatures on this Letter of Transmittal need not be guaranteed (i) if this Letter of Transmittal is signed by the registered holder(s) of the Private Capital Securities tendered herewith and such registered holder(s) have not completed the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (ii) if such Private Capital Securities are tendered for the account of an Eligible Institution. IN ALL OTHER CASES, ALL SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION.

         2. DELIVERY OF THIS LETTER OF TRANSMITTAL AND PRIVATE CAPITAL SECURITIES; GUARANTEED DELIVERY PROCEDURE. This Letter of Transmittal is to be completed by holders of Private Capital Securities (i) if certificates are to be forwarded herewith or (ii) if tenders are to be made pursuant to the procedures for tender by book-entry transfer or guaranteed delivery set forth in the section of the Prospectus entitled "The Exchange Offer." Certificates for all physically tendered Private Capital Securities or any confirmation of a book-entry transfer (a "Book-Entry Confirmation"), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth on the cover of this Letter of Transmittal prior to 5:00 p.m., New York City time, on the Expiration Date. Holders of Private Capital Securities who elect to tender Private Capital Securities and (i) whose Private Capital Securities are not immediately available, (ii) who cannot deliver the Private Capital Securities or other required documents to the Exchange Agent prior to 5:00 p.m., New York City time on the Expiration Date or (iii) who are unable to complete the procedure for book-entry transfer on a timely basis, may have such tender effected if: (a) such tender is made by or through an Eligible Institution; (b) prior to 5:00 p.m., New York time, on the Expiration Date, the Exchange Agent has received from such Eligible Institution a properly completed and duly executed Letter of Transmittal (or a facsimile hereof) and Notice of Guaranteed Delivery (by telegram, telex, facsimile transmission, mail or hand delivery) setting forth the name and address of the holder of such Private Capital Securities, the certificate number(s) of such Private Capital Securities and the principal amount of Private Capital Securities tendered for exchange, stating that tender is being made thereby and guaranteeing that, within five New York Stock Exchange trading days after the Expiration Date, the certificates representing such Private Capital Securities (or a Book-Entry Confirmation), in proper form for transfer, and any other documents required by this Letter of Transmittal, will be deposited by such Eligible Institution with the Exchange Agent; and (c) certificates for all tendered Private Capital Securities, or a Book-Entry Confirmation, together with a copy of the previously executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal are received by the Exchange Agent within five New York Stock Exchange trading days after the Expiration Date.

                  THE METHOD OF DELIVERY OF PRIVATE CAPITAL SECURITIES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDER OF PRIVATE CAPITAL SECURITIES. EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. NEITHER THIS LETTER OF TRANSMITTAL NOR ANY PRIVATE CAPITAL SECURITIES SHOULD BE SENT TO THE TRUST.

                  No alternative, conditional or contingent tenders will be accepted. All tendering holders of Private Capital Securities, by execution of this Letter of Transmittal (or facsimile hereof, if applicable), waive any right to receive notice of the acceptance of their Private Capital Securities for exchange.

            3. INADEQUATE SPACE. If the space provided in the box entitled "Description of Private Capital Securities" above is inadequate, the certificate numbers and principal amounts of the Private Capital Securities being tendered should be listed on a separate signed schedule affixed hereto.

            4. WITHDRAWALS. A tender of Private Capital Securities may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date by delivery of written notice of withdrawal to the Exchange Agent at the address set forth on the cover of this Letter of Transmittal. To be effective, a notice of withdrawal of Private Capital Securities must (i) specify the name of the person who tendered the Private Capital Securities to be withdrawn (the "Depositor"), (ii) identify the Private Capital Securities to be withdrawn (including the certificate number or numbers and aggregate principal amount of such Private Capital Securities), (iii) be signed by the holder of Private Capital Securities in the same manner as the original signature on the Letter of Transmittal by which such Private Capital Securities were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the applicable transfer agent register the transfer of such Private Capital Securities into the name of the person withdrawing the tender. Withdrawals of tenders of Private Capital Securities may not be rescinded, and any Private Capital Securities withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer and no Exchange Capital Securities will be issued with respect thereto unless the Private Capital Securities so withdrawn are validly retendered. Properly withdrawn Private Capital Securities may be retendered by following one of the procedures described in the section of the Prospectus entitled "The Exchange Offer -- Procedures for Tendering" at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

            5. PARTIAL TENDERS. (Not applicable to holders of Private Capital Securities who tender Private Capital Securities by book-entry transfer). Tenders of Private Capital Securities will be accepted only in integral multiples of $1,000 principal amount. If a tender for exchange is to be made with respect to less than the entire principal amount of any Private Capital Securities, fill in the principal amount of Private Capital Securities which are tendered for exchange in column (4) of the box entitled "Description of Private Capital Securities" on page 3, as more fully described in the footnotes thereto. In case of a partial tender for exchange, a new certificate, in fully registered form, for the remainder of the principal amount of the Private Capital Securities, will be sent to the holders of Private Capital Securities unless otherwise indicated in the appropriate box on this Letter of Transmittal as promptly as practicable after the expiration or termination of the Exchange Offer.

            6. SIGNATURES ON THIS LETTER OF TRANSMITTAL, POWERS OF ATTORNEY AND ENDORSEMENTS.

            (a) The signature(s) of the holder of Private Capital Securities on this Letter of Transmittal must correspond with the name(s) as written on the face of the Private Capital Securities without alternation, enlargement or any change whatsoever.

            (b) If tendered Private Capital Securities are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

            (c) If any tendered Private Capital Securities are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary or required documents as there are different registrations or certificates.

            (d) When this Letter of Transmittal is signed by the holder of the Private Capital Securities listed and transmitted hereby, no endorsements of Private Capital Securities or separate powers of attorney are required. If, however, Private Capital Securities not tendered or not accepted are to be issued or returned in the name of a person other than the holder of Private Capital Securities, then the Private Capital Securities transmitted hereby must be endorsed or accompanied by appropriate powers of attorney in a form satisfactory to the Company, in either case signed exactly as the name(s) of the holder of Private Capital Securities appear(s) on the Private Capital Securities. Signatures on such Private Capital Securities or powers of attorney must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

            (e) If this Letter of Transmittal or Private Capital Securities or powers of attorney are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Trust of their authority so to act must be submitted.

         (f) If this Letter of Transmittal is signed by a person other than the registered holder of Private Capital Securities listed, the Private Capital Securities must be endorsed or accompanied by appropriate powers of attorney, in either case signed exactly as the name(s) of the registered holder of Private Capital Securities appear(s) on the certificates. Signatures on such Private Capital Securities or powers of attorney must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

         7. TRANSFER TAXES. Except as set forth in this Instruction 7, the Trust will pay all transfer taxes, if any, applicable to the transfer and exchange of Private Capital Securities pursuant to the Exchange Offer. If, however, issuance of Exchange Capital Securities is to be made to, or Private Capital Securities not tendered for exchange are to be issued or returned in the name of, any person other than the holder of Private Capital Securities, and satisfactory evidence of payment of such taxes or exemptions from taxes therefrom is not submitted with this Letter of Transmittal, the amount of any transfer taxes payable on account of the transfer to such person will be imposed on and payable by the holder of Private Capital Securities tendering Private Capital Securities for exchange prior to the issuance of the Exchange Capital Securities.

         8. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If the Exchange Capital Securities are to be issued, or if any Private Capital Securities not tendered for exchange are to be issued or sent to someone other than the holder of Private Capital Securities or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Holders of Private Capital Securities tendering Private Capital Securities by book-entry transfer may request that Private Capital Securities not accepted be credited to such account maintained at the Depository as such holder of Private Capital Securities may designate.

         9. IRREGULARITIES. All questions as to the form of documents and the validity, eligibility (including time of receipt), acceptance and withdrawal of Private Capital Securities will be determined by the Trust, in its sole discretion, whose determination shall be final and binding. The Trust reserves the absolute right to reject any or all tenders for exchange of any particular Private Capital Securities that are not in proper form, or the acceptance of which would, in the opinion of the Trust or its counsel, be unlawful. The Trust reserves the absolute right to waive any defect, irregularity or condition of tender for exchange with regard to any particular Private Capital Securities. The Trust's interpretation of the term of, and conditions to, the Exchange
Offer (including the instructions herein) will be final and binding. Unless waived, any defects or irregularities in connection with the Exchange Offer must be cured within such time as the Trust shall determine. Neither the Trust, the Exchange Agent nor any other person shall be under any duty to give notice of any defects or irregularities in Private Capital Securities tendered for exchange, nor shall any of them incur any liability for failure to give such notice. A tender of Private Capital Securities will not be deemed to have been made until all defects and irregularities with respect to such tender have been cured or waived. Any Private Capital Securities received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

         10. WAIVER OF CONDITIONS. The Trust reserves the absolute right to waive, amend or modify certain of the specified conditions as described under "The Exchange Offer -- Conditions of the Exchange Offer" in the Prospectus in the case of any Private Capital Securities tendered (except as otherwise provided in the Prospectus).

         11. MUTILATED, LOST, STOLEN OR DESTROYED PRIVATE CAPITAL SECURITIES. If a holder of Private Capital Securities desires to tender Private Capital Securities pursuant to the Exchange Offer, but any of such Private Capital Securities has been mutilated, lost, stolen or destroyed, such holder of Private Capital Securities should write to or telephone the Trustee at the address listed below, concerning the procedures for obtaining replacement certificates for such Private Capital Securities, arranging for indemnification or any other matter that requires handling by the Trustee:

                          IBJ Schroder Bank & Trust Company
                                     P.O. Box 84
                                Bowling Green Station
                            New York, New York 10274-0084
                        Attn: Reorganization Operations Dept.
                                   (212) 858-2103

         12. REQUESTS FOR INFORMATION OR ADDITIONAL COPIES. Requests for information or for additional copies of the Prospectus and this Letter of Transmittal may be directed to the Exchange Agent at the address or telephone number set forth on the cover of this Letter of Transmittal.

         IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE THEREOF, IF APPLICABLE) TOGETHER WITH CERTIFICATES, OR CONFIRMATION OF BOOK-ENTRY OR THE NOTICE OF GUARANTEED DELIVERY, AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                            IMPORTANT TAX INFORMATION

                  Under certain federal income tax law, a holder of Private Capital Securities whose tendered Private Capital Securities are accepted for exchange may be subject to backup withholding unless the holder provides the Company (as payor), through the Exchange Agent, with either (i) such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 attached hereto, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder of Private Capital Securities is awaiting a TIN) and that (A) the holder of Private Capital Securities has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (B) the Internal Revenue Service has notified the holder of Private Capital Securities that he or she is no longer subject to backup withholding; or (ii) an adequate basis for exemption from backup withholding. If such holder of Private Capital Securities is an individual, the TIN is such holder's social security number. If the Exchange Agent is not provided with the correct taxpayer identification number, the holder of Private Capital Securities may be subject to certain penalties imposed by the Internal Revenue Service.

                  Certain holders of Private Capital Securities (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt holders of Private Capital Securities should indicate their exempt status on Substitute Form W-9. A foreign individual may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed Internal Revenue Service Form W-8 (the terms of which the Exchange Agent will provide upon request) signed under penalty of perjury, attesting to the holder's exempt status. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "Guidelines") for additional instructions.

                  If backup withholding applies, the Trust is required to withhold 31% of any payment made to the holder of Private Capital Securities or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

                  The holder of Private Capital Securities is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the record owner of the Private Capital Securities. If the Private Capital Securities are held in more than one name or are not held in the name of the actual owner, consult the enclosed Guidelines for additional guidance regarding which number to report.

________________________________________________________________________________________________________

                  PAYER'S NAME:________________________________
________________________________________________________________________________________________________
SUBSTITUTE                     Part 1 - PLEASE PROVIDE YOUR TIN IN THE BOX AT
                               RIGHT AND CERTIFY BY SIGNING AND DATING BELOW
Form W-9                                                                         _______________________
                                                                                 Social Security Number
Department of the Treasury
Internal Revenue Service                                                         OR

Payer's Request for Taxpayer                                                     _______________________
Identification Number (TIN)                                                      Employer Identification
                                                                                 Number
                               _________________________________________________________________________
                               Part 2 -                                          Part 3 -
                               Certification  Under Penalties of Perjury, I
                               certify that:                                     Awaiting
                                                                                 TIN
                               (1)      The number shown on this form is my
                                        current taxpayer identification number                       / /
                                        (or I am waiting for a number to be
                                        issued to me) and

                               (2)      I am not subject to backup withholding
                                        either because I have not been notified
                                        by the Internal Revenue Service (the
                                        "IRS") that I am subject to backup
                                        withholding as a result of a failure to
                                        report all interest or dividends, or the
                                        IRS has notified me that I am no longer
                                        subject to backup withholding.
                               _________________________________________________________________________

                               Certificate instructions - You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you receive another
                               notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

                               SIGNATURE______________________________________________DATE______________
                               NAME_____________________________________________________________________
                               ADDRESS__________________________________________________________________
                               CITY__________________________ STATE_________________ ZIP CODE___________

________________________________________________________________________________________________________


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENT MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

               YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
                 CHECK THE BOX IN PART 3 OF SUBSTITUTE FORM W-9


________________________________________________________________________________

                                  PAYOR'S NAME:
________________________________________________________________________________

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER


       I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver such an application in the near future. I understand that if I do not provide a taxpayer identification number with sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide such a number.

_____________________________________________     ______________________________
Signature                                         Date

________________________________________________________________________________